WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001


         The Value Discovery Fund (the "Fund") will close to new investors effective March 28, 2002. Unless you fit into one of the investor categories described below, you may not invest in the Fund after the close of business on March 28, 2002.

         You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

         -        A current Fund shareholder;

         - An investor who has previously entered into a letter of intent with the Fund or the Distributor,

         - A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option.

          Except as otherwise noted, these restrictions apply to investments made directly with William Blair and Company, L.L.C. and investments made through financial institutions and/or intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Exchanges into the Fund from other William Blair Funds will not be permitted after March 28, 2002, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.


March 11, 2002


                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606